POWER OF ATTORNEY

I, the undersigned Trustee of Shelton Greater China Fund (the “Trust”), hereby constitute and appoint Stephen C. Rogers, to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee of the Trust, (i) the Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 27th day of July, 2011.

/s/ Frederick C. Copeland, Jr.
Frederick C. Copeland, Jr.

POWER OF ATTORNEY

I, the undersigned Trustee of Shelton Greater China Fund (the “Trust”), hereby constitute and appoint Stephen C. Rogers, to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee of the Trust, (i) the Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 27th day of July, 2011.

/s/ James W. Miller, Jr.
James W. Miller, Jr.

POWER OF ATTORNEY

I, the undersigned Trustee of Shelton Greater China Fund (the “Trust”), hereby constitute and appoint Stephen C. Rogers, to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee of the Trust, (i) the Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 27th day of July, 2011.

/s/ Robert P. Parker
Robert P. Parker

POWER OF ATTORNEY

I, the undersigned Trustee of Shelton Greater China Fund (the “Trust”), hereby constitute and appoint Stephen C. Rogers, to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee of the Trust, (i) the Registration Statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 27th day of July, 2011.

/s/ Stephen H. Sutro
Stephen H. Sutro